Exhibit 10.15
SECOND AMENDED AND RESTATED
ESCROW AND SECURITY AGREEMENT
     THIS SECOND AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of July 8, 2011 among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Grantor”, and collectively with the Company, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Revolving Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Swap Contracts and Secured Cash Management Arrangements as more particularly described in Section 4.17 hereof, the “Revolving Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Revolving Credit Agreement.
WITNESSETH:
     WHEREAS, the Company, certain of the Lenders (the “Existing Lenders”) and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated January 15, 2010 (as amended prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which certain of the Existing Lenders agreed to make available to the Company a revolving credit facility, including a letter of credit subfacility and a swingline subfacility; and
     WHEREAS, the Company and certain Subsidiaries of the Company (the “Existing Grantors”) entered into an Amended and Restated Escrow and Security Agreement dated as of January 15, 2010 (as amended prior to (but excluding) the date hereof, the “Existing Escrow and Security Agreement”), pursuant to which the Existing Grantors have secured their obligations arising under the Existing Credit Agreement; and
     WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated in order to, among other things, (a) extend the maturity date of the revolving credit facility provided therein, (b) increase the maximum aggregate amount of the revolving credit facility provided therein to $175,000,000, and (c) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, the Administrative Agent and the Lenders;
     WHEREAS, the Administrative Agent and the Lenders have agreed to enter into the Revolving Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Escrow and Security Agreement as provided herein; and
     WHEREAS, each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Revolving Credit Agreement, and each Grantor (other than the Company) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Grantor guarantees the Obligations of the Company and the other Subsidiaries;
     WHEREAS, in order to induce the Revolving Secured Parties to enter into the Loan Documents and to make Loans and issue Letters of Credit, each Grantor has agreed to make all shares of capital stock or Equity Interests of the Subsidiaries described on Schedule I (as such schedule may be supplemented from time to time) (collectively, the “Escrow Subsidiaries”) of the respective Grantor subject to the terms and provisions of this Agreement;
     WHEREAS, the Equity Interests in the Escrow Subsidiaries are not permitted to be pledged under the terms of the applicable Franchise Agreements, Framework Agreements, similar manufacturer agreements or indebtedness agreements of such Escrow Subsidiaries (the “Restricted Equity Interests”);
     WHEREAS, in lieu of a pledge by the Grantors to the Administrative Agent of the Restricted Equity Interests, the Grantors shall grant a security interest in certain Disposition Proceeds (as defined below) of such Restricted Equity Interests;
     WHEREAS, to further protect the Revolving Secured Parties, the Grantors will continue to deliver the Escrowed Shares (as defined below) into escrow to be held in accordance with this Agreement;
     WHEREAS, as collateral security for payment and performance of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements, each Grantor is willing to grant to the Administrative Agent for the benefit of the Revolving Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Agreement;
     WHEREAS, the Revolving Secured Parties are unwilling to make available or maintain the credit facilities under the Revolving Credit Agreement unless the Company and each other Grantor enter into this Agreement;
     NOW, THEREFORE, in order to induce (i) the Lenders to amend and restate the Existing Credit Agreement and (ii) the Revolving Secured Parties to enter into the Loan Documents and to make or maintain the credit facilities provided for therein available to or for the account of the Company and in consideration of the promises and the mutual covenants contained herein, the parties hereto agree that the Existing Escrow and Security Agreement is hereby amended and restated as follows:
ARTICLE I
ESCROW
     1.1 Escrow. Upon the terms hereof, each Grantor hereby delivers to the Administrative Agent, in escrow (the “Escrow”) all of the issued and outstanding certificated shares of capital stock or other Equity Interests now or hereafter owned by such Grantor described on Schedule I attached hereto and incorporated herein, as Schedule I may be amended or supplemented from time to time (collectively, the “Escrowed Shares”). In addition, each Grantor hereby agrees to deliver to the Administrative Agent, in escrow, any Restricted Disposition Proceeds (as defined below) as and when received by the Grantor in respect of such Escrowed Shares.
     1.2 Terms of Escrow. (a) The parties hereby appoint the Administrative Agent as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment as escrow agent.
          (b) The Administrative Agent shall disburse all or any part of the Escrowed Shares as follows: any time the Administrative Agent receives (i) a written notification executed by a Grantor (or such Grantor’s successor interest to the Escrowed Shares), advising the Administrative Agent of a proposed Disposition (as defined below) of Escrowed Shares or other Restricted Disposition Proceeds, (ii) (subject to Section 4.5(a)(iii)) all Disposition Proceeds (as herein defined) paid or payable to Grantors in respect of such Escrowed Shares and, (iii) if other than cash, duly executed instruments of assignment and delivery, the Administrative Agent shall immediately release such portion of the Escrowed Shares, subject as herein provided, as is specified in such written notice to the Persons specified in such written notice.
          (c) The Administrative Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Administrative Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority, or rights of the Persons executing or delivering or purporting to execute or deliver any document or property or this Agreement.
          (d) (i) In its capacity as escrow agent, the Administrative Agent shall have no duties or responsibilities other than those expressly set forth herein and except as expressly set forth herein, shall have no duty to enforce any obligation of any Person, to make any payment or delivery of Disposition Proceeds, or to direct or cause any payment or delivery thereof, or to direct or cause any payment or delivery thereof to be made, or to enforce any obligation of any Person to perform any other act. The Administrative Agent shall be under no liability to any Person by reason of any failure on the part of any other Person to perform such Person’s obligations under any agreement involving or relating in any way to the Escrowed Shares or the disposition thereof by the Grantors. Except as provided in Section 1.2(b), the Administrative Agent shall not be obligated to recognize any agreement between any or all of the Grantors and any other Persons.
          (ii) The Administrative Agent shall not be liable to the Grantors or to any other Person for any action taken or omitted by it in good faith and in the exercise of its own best judgment. The Administrative Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Administrative Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but as to the acceptability and reliability of any information therein contained) which is believed by the Administrative Agent to be genuine and to be signed or presented by the proper Person or Persons.
          (e) The Grantors shall pay all income, withholding and any other taxes imposed on or measured by income which are attributable to income from the Escrowed Shares and the Disposition Proceeds for the time all or any part thereof are held in escrow hereunder, and shall file all tax and information returns applicable thereto. To the extent that the Administrative Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the Escrowed Shares and Disposition Proceeds, the Administrative Agent may but shall not be obligated to pay such taxes. The Administrative Agent may withhold or offset from any amount payable by the Administrative Agent to the Grantors such amount as the Administrative Agent determines in its sole discretion to be sufficient to provide for the payment of such taxes; alternately any such amount paid by the Administrative Agent shall become a part of the Obligations. In addition, the Administrative Agent shall be indemnified and held harmless by the Grantors from and against any liability for such taxes and for any penalties or interest in respect of taxes on such investment income or payments in the manner provided in subparagraph (k) below.
          (f) The Administrative Agent is acting as an escrow agent only with respect to the Escrowed Shares and related Restricted Disposition Proceeds (as defined below). If any dispute arises as to whether the Administrative Agent is obligated to deliver the Escrowed Shares or as to whom the Escrowed Shares are to be delivered, the Administrative Agent shall not be required to make any delivery, but in such event the Administrative Agent may hold the Escrowed Shares until receipt by the Administrative Agent of the Disposition Proceeds and (i) instructions in writing, signed by all parties which have, or claim to have, an interest in the Escrowed Shares, directing the disposition of the Escrowed Shares, or (ii) in the absence of such writing, a final judgment from a court of competent jurisdiction or final binding arbitration award providing for the disposition of the Escrowed Shares.
          (g) The Administrative Agent shall be entitled to reimbursement from the Grantors for all expenses paid or incurred by the Administrative Agent in the administration of its duties hereunder, including, but not limited to, all attorneys’ fees, advisors’ and consultants’ fees and disbursements and all taxes or other governmental charges.
          (h) The Administrative Agent may resign as escrow agent at any time and be discharged from its duties as escrow agent hereunder by giving the Grantors at least 30 days’ notice thereof. As soon as practicable after its resignation, the Administrative Agent shall turn over to a successor escrow agent appointed by it and the Grantors all Escrowed Shares held hereunder upon presentation of a document appointing the new escrow agent and its acceptance thereof. If no new escrow agent is so appointed within the 60-day period following such notice of resignation, the Administrative Agent may deposit the Escrowed Shares with any court it deems appropriate.
          (i) From time to time on and after the date hereof, including without limitation concurrently with the delivery of a written notice as provided in Section 1.02(b), the Grantors shall deliver or cause to be delivered to the Administrative Agent such further documents and instruments and shall do and cause to be done such further acts as the

Administrative Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.
          (j) It is agreed that the Grantor shall retain all rights to dividends, all rights to vote and all other rights in respect of ownership of the Escrowed Shares, subject only to the Security Interest in the Disposition Proceeds Collateral (each as defined below); provided, that any certificated Restricted Equity Interests received as a dividend or other distribution in respect of Escrowed Shares shall be delivered to the Administrative Agent in escrow to be held pursuant to the terms of this Agreement.
          (k) EACH GRANTOR SHALL AND DOES HEREBY JOINTLY AND SEVERALLY INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS AND OTHER REVOLVING SECURED PARTIES AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT AND AFFILIATES (EACH AN “INDEMNITEE” AND COLLECTIVELY, THE “INDEMN1TEES”) HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, COSTS, DAMAGES, JUDGMENTS, ATTORNEYS FEES, EXPENSES, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE INCLUDING REASONABLE ATTORNEYS FEES AND EXPENSES INCURRED IN CONNECTION THEREWITH (“LIABILITIES”) WHICH ANY INDEMNITEE INCURS OR SUSTAINS, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SERVICES OF THE ADMINISTRATIVE AGENT HEREUNDER, THE ACTIONS OR OMISSIONS OF ANY INDEMNITEE IN CONNECTION WITH THIS AGREEMENT, THE ESCROWED SHARES AND/OR THE DISPOSITION PROCEEDS HELD BY THE ADMINISTRATIVE AGENT HEREUNDER OR ANY INCOME EARNED THEREFROM INCLUDING, WITHOUT LIMITATION, LIABILITIES WHICH ARISE IN WHOLE OR IN PART FROM THE NEGLIGENCE, WHETHER SOLE OR CONCURRENT ON THE PART OF ANY INDEMNITEE BUT EXPRESSLY EXCLUDING THEREFROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE. THE FOREGOING INDEMNITY SHALL SURVIVE SATISFACTION OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.
ARTICLE II
GRANT OF SECURITY INTEREST
     2.1 Assignment and Grant of Security. Each Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements (such Obligations, obligations and liabilities referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Revolving Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Revolving Secured Parties (collectively, the “Security Interest”) all rights, titles and interests which such Grantor now has or at any time in the future may acquire in the following (collectively, the “Disposition Proceeds”): (i) all purchase and sale agreements relating to any of the Restricted Equity Interests and all rights to secure payment thereunder; (ii) the net cash proceeds and all securities, general intangibles, contract rights, or any other proceeds whatsoever (other than shares of a Subsidiary which the Grantor is not obligated to pledge) which are received or from time to time receivable or otherwise distributed in respect of the transfer, sale, assignment, conveyance or other disposition of any kind (each, a “Disposition”) of the Escrowed Shares or other Restricted Equity Interests and any other property substituted or exchanged therefor (other than Restricted Disposition Proceeds (as hereinafter defined) and other shares of a Subsidiary which the Grantor is not obligated to pledge) including without limitation proceeds from any foreclosure sale or any other forced sale or liquidation or any sale or disposition arising or occurring pursuant to a plan in bankruptcy; and (iii) any and all proceeds or other sums payable and/or distributable with respect to, all or any of the Escrowed Shares or other Restricted Equity Interests and the other interests described in the preceding clauses (i), (ii) and (iii) hereof. Disposition Proceeds which constitute Restricted Equity Interests shall be referred to herein as “Restricted Disposition Proceeds” and shall not be included within the property subject to the Security Interest. The Disposition Proceeds subject to the Security Interest are referred to herein as the “Disposition Proceeds Collateral”.
     2.2 Delivery of Disposition Proceeds. Upon any Disposition of all or a part of the Escrowed Shares or other Restricted Equity Interests (including without limitation any foreclosure sale, any other forced sale or any sale or disposition arising or occurring pursuant to a plan in bankruptcy), subject to Section 4.5(a)(iii), the Grantors shall deliver to the Administrative Agent the Disposition Proceeds, including (with respect to any certificated Disposition Proceeds) duly executed instruments of transfer, all in form and substance satisfactory to the Administrative Agent. The term “certificated” when used with the term “Disposition Proceeds” shall mean any such Disposition Proceeds which are evidenced or represented by a note, certificate, instrument, chattel paper or other written evidence of ownership or entitlement. All Restricted Disposition Proceeds shall be held by the Administrative Agent as part of the Escrow. All Disposition Proceeds Collateral shall be held by the Administrative Agent in its capacity as Administrative Agent under the Loan Documents and the Administrative Agent shall be deemed to have possession thereof for purposes of perfecting the Security Interest in any such property.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties. Each Grantor represents and warrants as follows:
          (a) This Agreement and the grant of the Security Interest pursuant hereto creates a valid first priority security interest in the Disposition Proceeds securing the payment of the Obligations, and upon taking possession thereof, the filing of financing statements in accordance with the UCC, and/or any other necessary actions to perfect such security interest, such first priority security interest in such Disposition Proceeds will be duly perfected; and all filings and other actions necessary or desirable to perfect and protect such security interest and such priority have been duly taken (or will be taken).
          (b) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the grant by Grantors of the Security Interest in the Disposition Proceeds or for the execution, delivery, performance or enforceability of this Agreement by the Grantors, (ii) for the perfection or maintenance of the Security Interest in the Disposition Proceeds created hereby (including the first priority nature of such Security Interest) except for the taking of possession thereof, the UCC filings or any other action required by the UCC or other applicable perfection statutes, or (iii) for the exercise by the Administrative Agent or any Revolving Secured Party of the rights provided for in this Agreement or the remedies in respect of the Disposition Proceeds pursuant to this Agreement.
          (c) The Grantors are, individually or collectively, as applicable, the legal and beneficial owners of the Escrowed Shares and other Restricted Equity Interests; all of the Escrowed Shares and other Restricted Equity Interests currently outstanding and described on Schedule I are duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance thereof have been paid; to the knowledge of the Grantors, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Escrowed Shares or other Restricted Equity Interests; the Escrowed Shares and other Restricted Equity Interests are free and clear of all Liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than restrictions on transferability imposed by this Agreement, the Revolving Credit Agreement, the other Loan Documents and the applicable Franchise Agreement and applicable state and federal securities laws; neither this Agreement, the Revolving Credit Agreement nor any of the other Loan Documents creates or requires the creation or the granting by any Grantor of a Security Interest in the Escrowed Shares and other Restricted Equity Interests.
          (d) The original certificates representing all of the certificated Escrowed Shares and other certificated Restricted Equity Interests have been delivered to the Administrative Agent, in escrow; the Restricted Equity Interests described on Schedule I constitute (i) all of the issued and outstanding capital stock of each of the Escrow Subsidiaries as of the date hereof and (ii) the indicated number of shares and/or ownership interest percentages of the entities as shown on Schedule I; none of the Escrow Subsidiaries have issued, nor are there outstanding, any options, warrants or other rights in favor of any Grantor or any other Person to acquire the Escrowed Shares or other Restricted Equity Interests or any capital stock of any of the Escrow Subsidiaries.
          (e) This Agreement constitutes a legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principals of equity; each Grantor has the corporate or partnership, as the case may be, power and authority and the legal right to execute and deliver, to perform its obligations under, and to (i) deliver the Escrowed Shares into the Escrow, and (ii) to grant the Security Interest in the Disposition Proceeds Collateral pursuant to this Agreement; and each Grantor has taken all necessary, corporate, limited liability company or partnership, as the case may be, action to authorize its execution, delivery and performance of, the delivery of the Escrowed Shares into the Escrow, and the grant of the security interest in the Disposition Proceeds Collateral pursuant to this Agreement.
          (f) The execution, delivery and performance of this Agreement will not (i) conflict with or result in any breach or contravention of any Contractual Obligation of any Grantor, including any agreement between a Grantor and any manufacturer or distributor, (ii) violate any Law, or (iii) result in the creation or imposition of any Lien on any of the properties or revenues of any Grantor pursuant to any applicable Law or Contractual Obligation of any Grantor, except as contemplated hereby.
          (g) No action, suit or proceeding of or before any Governmental Authority is pending or, to the knowledge of Grantors, threatened by or against any Grantor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.
          (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.
ARTICLE IV
COVENANTS
     Grantors covenant and agree as follows:
     4.1 Further Assurances. (a) Each Grantor agrees that, where any agreement existing as of the date hereof or hereafter to which such Grantor is a party contains any restriction prohibiting such Grantor from (i) transferring the Escrowed Shares into the Escrow, or (ii) granting the Security Interest in the Disposition Proceeds Collateral, such Grantor will obtain or use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable such Grantor to effectively transfer the Escrowed Shares into the Escrow and grant to Administrative Agent such Security Interest in the Disposition Proceeds Collateral.
          (b) Each Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Administrative Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or in any Joinder Agreement, in the Disposition Proceeds Collateral, in the priority thereof, or to create or preserve the full benefits of this Agreement and the rights and powers of Administrative Agent herein or in any Joinder Agreement, or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder or thereunder with respect to any of the Disposition Proceeds Collateral. Without limiting the generality of the foregoing, upon written request by Administrative Agent, each Grantor will: (i) if the Disposition Proceeds Collateral are certificated, deliver to Administrative Agent such certificated Disposition Proceeds Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Administrative Agent may request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby with respect to any and all such Disposition Proceeds Collateral.
          (c) Each Grantor hereby authorizes Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Disposition Proceeds Collateral without the signature of such Grantor where and to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement or any financing statement covering the Disposition Proceeds Collateral or any part thereof shall be sufficient as a financing statement where and to the extent permitted by applicable law.
          (d) Each Grantor will furnish to Administrative Agent from time to time, upon the written request of Administrative Agent, statements and schedules further identifying and describing the Disposition Proceeds Collateral, and such other reports in connection with the Disposition Proceeds Collateral, as Administrative Agent may reasonably request.
          (e) In addition to such other information as shall be specifically provided for herein, Grantors shall furnish to Administrative Agent such other information with respect to the Disposition Proceeds Collateral as Administrative Agent may reasonably request from time to time in connection with the Disposition Proceeds Collateral, or the protection, preservation, maintenance or enforcement of the Security Interest or the Disposition Proceeds Collateral, including, without limitation, all documents and things in Grantors’ possession, or subject to its demand for possession, related to the Disposition Proceeds Collateral.
          (f) Subject to Section 4.5(a)(iii), each Grantor shall, if any of the Disposition Proceeds Collateral are received by such Grantor, (i) in the case of Disposition Proceeds Collateral, forthwith transfer and deliver to Administrative Agent all such Disposition Proceeds Collateral either in cash or if certificated, duly endorsed and accompanied by duly executed instruments of transfer, all in form satisfactory to the Administrative Agent, all of which thereafter shall be held by Administrative Agent as collateral security for payment and performance of the Obligations, pursuant to the terms of this Agreement, and (ii) in the case of Restricted Disposition Proceeds, forthwith deliver such Restricted Disposition Proceeds in escrow to the Administrative Agent to be held as Escrowed Shares.
          (g) Each Grantor agrees that if such Grantor shall at any time acquire any additional Restricted Equity Interests of any Escrow Subsidiary, such Grantor shall, as soon as practically possible, (and without the necessity for any request or demand by Administrative Agent) deliver the certificates representing such shares or interests to Administrative Agent, in escrow in the same manner and with the same effect as described in Article 1 hereof. Upon delivery, such shares or evidences of ownership shall thereupon constitute Escrowed Shares for the purposes and upon the terms and conditions set forth in this Agreement.
          (h) No Grantor will make any Disposition of the Escrowed Shares or other Restricted Equity Interests (whether certificated or uncertificated) or any part thereof, or create directly or indirectly any security interest or otherwise encumber (other than any restriction imposed by any Franchise Agreement to which the Grantor is a party) any of the Escrowed

Shares or other Restricted Equity Interests, or permit any of the Escrowed Shares or other Restricted Equity Interests to ever be or become subject to any warrant, put, option or other rights of third Persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, in each case, unless and until any Disposition Proceeds Collateral are paid and/or delivered to the Administrative Agent in accordance with the Agreement, or are received and retained by the requisite Grantor in accordance with Section 4.5(a)(iii), and any Restricted Disposition Proceeds are delivered in escrow to the Administrative Agent to be held as Escrowed Shares.
          (i) The Grantors shall enforce or secure in the name of Administrative Agent, for the benefit of the Revolving Secured Parties, the performance of each and every obligation, term, covenant, condition and agreement relating to any Disposition Proceeds Collateral, and the Grantors shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected therewith and upon request by the Administrative Agent, the Grantors will do so in the name of the Administrative Agent and on behalf of the Revolving Secured Parties, but at the expense of the Grantors, and the Grantors shall pay all costs and expenses of the Administrative Agent and the Revolving Secured Parties, including, but not limited to, attorneys’ fees and disbursements, in any action or proceeding in which the Revolving Secured Parties may appear.
          (j) Each Grantor shall allow the Administrative Agent to inspect all records of such Grantor relating to the Escrowed Shares and/or the Disposition Proceeds Collateral, and to make and take away copies of such records.
          (k) Each Grantor shall promptly notify the Administrative Agent of any material change in any fact or circumstance warranted or represented by such Grantor in this Agreement or in any other writing furnished by such Grantor to the Administrative Agent in connection with the Escrowed Shares or this Agreement.
          (l) Each Grantor shall promptly notify the Administrative Agent of any claim, action or proceeding affecting title to the Escrowed Shares, or any part thereof, the Disposition Proceeds Collateral, or the Security Interest, and at the request of the Administrative Agent, appear in and defend, at the Grantors’ expense, any such action or proceeding.
          (m) The Grantors (jointly and severally) shall promptly pay to the Administrative Agent the amount of all reasonable costs and expenses of the Administrative Agent and/or the Revolving Secured Parties, including, but not limited to, reasonable attorneys’ fees, incurred by the Administrative Agent or the Revolving Secured Parties in connection with this Agreement and the enforcement of the rights of the Administrative Agent or the Revolving Secured Parties hereunder, in accordance with Section 10.05 of the Revolving Credit Agreement.
          (n) At no time shall any Escrowed Shares or other Restricted Equity Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Escrow Subsidiary has elected to have treated as a “security”) under Article 8 of the Uniform Commercial Code of the State of North Carolina or of any other jurisdiction whose laws may govern (the “UCC”) be maintained in the form of uncertificated securities.

          (o) Each Grantor and each issuer of any Escrowed Shares or other Restricted Equity Interests shall mark each register or other ownership or transfer record relating to any of the Escrowed Shares or other Restricted Equity Interests with a notation indicating that (a) such securities, if Escrowed Shares, are subject to this Agreement and the Escrow hereunder, (b) any Disposition of any Escrowed Shares or other Restricted Equity Interests is subject to this Agreement, and (c) any Disposition Proceeds Collateral are subject to the Security Interest and Escrow hereunder.
     4.2 Conversions; etc. Should the Escrowed Shares, or any part thereof, ever be in any manner converted by any of the Escrow Subsidiaries into another property of the same or another type or any money or other proceeds ever be paid or delivered to any Grantor as a result of such Grantor’s rights in the Escrowed Shares, then in any such event (except as otherwise provided herein), (i) (in the case of property other than Restricted Equity Interests) all such property, money and other proceeds shall be and/or become part of the Disposition Proceeds Collateral, and each Grantor covenants forthwith to pay or deliver to the Administrative Agent all of the same which is susceptible of delivery; and at the same time, if the Administrative Agent deems it necessary and so requests, such Grantors will properly endorse or assign the same to the Administrative Agent for the benefit of the Revolving Secured Parties, and (ii) (in the case of Restricted Equity Interests) such property shall be delivered in escrow to the Administrative Agent to be held as Escrowed Shares. Without limiting the generality of the foregoing, each Grantor hereby agrees that the shares of capital stock of the surviving corporation in any merger or consolidation involving any of the Escrow Subsidiaries or any of the Escrowed Shares shall be deemed to constitute Disposition Proceeds Collateral (or, if applicable, Restricted Disposition Proceeds) if the surviving Escrow Subsidiary ceases to be either a direct or indirect wholly owned Subsidiary of the Company.
     4.3 Preservation of Escrowed Shares. Neither the Administrative Agent nor the Revolving Secured Parties shall have any responsibility for or obligation or duty with respect to all or any part of the Escrowed Shares or other Restricted Equity Interests or any Disposition Proceeds Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, beyond the use of reasonable care in the custody and preservation thereof while in its possession, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible generally for the preservation of all rights in the Escrowed Shares, the other Restricted Equity Interests and the Disposition Proceeds Collateral.
     4.4 Collection of the Loan. Neither the Administrative Agent nor any Revolving Secured Party shall ever be liable for any failure to use due diligence in the collection of any and all amounts due and owing under the Notes, the Revolving Credit Agreement or any other Loan Documents, or any part thereof.

     4.5 Rights of Parties Before the Occurrence of an Event of Default.
          (a) Exercising Rights and Receipt of Cash Proceeds Prior to an Event of Default. Unless and until an Event of Default shall occur and be continuing:
          (i) With respect to all Disposition Proceeds Collateral, subject to the other provisions of this Agreement, the Grantors shall be entitled to receive all cash dividends or interest paid in respect of or attributable to such Disposition Proceeds Collateral and any and all other Distributions. As used herein “Distributions” shall mean the declaration or payment of any dividend or other distribution on or with respect to such Disposition Proceeds Collateral, and any other payment made with respect to such Disposition Proceeds Collateral other than in respect of a Disposition thereof. All such Distributions shall if received by any Person other than the Administrative Agent, be held in trust for the benefit of the Administrative Agent and the Revolving Secured Parties and shall forthwith be delivered to the Administrative Agent duly endorsed and accompanied by duly executed instruments of transfer, all in form and substance satisfactory to the Administrative Agent to be held subject to the Security Interest and the other provisions of this Agreement.
          (ii) With respect to all Disposition Proceeds Collateral, each Grantor shall have the right to vote and give consents with respect to all such Disposition Proceeds Collateral owned by it and to consent to, ratify, or waive notice of any and all meetings and take such other action as it deems appropriate to protect or further its interests in respect thereof; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or provisions of this Agreement, the Notes, the Revolving Credit Agreement, or any other Loan Document.
          (iii) The requisite Grantor shall be entitled to receive and retain the cash purchase price for any sale of Restricted Equity Interests that is a Permitted Disposition (the “Retained Cash”) and shall not be required to deliver the Retained Cash to the Administrative Agent pursuant to Section 4.1(f) or any other provision hereof.
          (b) Exercising Rights in Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without the consent of any Grantor, may:
          (i) At any time vote or consent in respect of any Disposition Proceeds Collateral and authorize any such Disposition Proceeds Collateral to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to the Administrative Agent, in its sole discretion, to protect or further the interests of the Administrative Agent and the Revolving Secured Parties in respect of any such Disposition Proceeds Collateral as though it were the outright owner thereof, and, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent, after the occurrence and during the continuance of an Event of Default, its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all such Disposition Proceeds Collateral standing in the name of such Grantor or with respect to which such Grantor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Agreement;
          (ii) In respect of any Disposition Proceeds Collateral, join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to the Administrative Agent in respect of any such Disposition Proceeds Collateral, and deposit any such Disposition Proceeds Collateral under any such plan; make any exchange, substitution, cancellation or surrender of such Disposition Proceeds Collateral required by any such plan and take such action with respect to any such Disposition Proceeds Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of such Disposition Proceeds Collateral from the Security Interest of this Agreement;
          (iii) Receive for application as provided in Section 8.03 of the Revolving Credit Agreement all payments of whatever kind made upon or with respect to any Disposition Proceeds Collateral; and
          (iv) Subject to the provisions of Section 4.5(c) hereof, transfer or endorse into its name, or into the name or names of its nominee or nominees, all or any of the Disposition Proceeds Collateral.
          (c) Right of Sale of Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right (except at private sale) to bid for and buy, free from any right of redemption, any Disposition Proceeds Collateral upon five (5) days’ notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Grantors of the time and place of sale, for cash, upon credit or for future delivery, at the Administrative Agent’s option and in the Administrative Agent’s complete discretion:
          (i) At public sale, including a sale at any broker’s board or exchange; or
          (ii) At private sale in any manner which will not require the Disposition Proceeds Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by the Administrative Agent at any such private sale or other disposition in the manner mentioned above.
The Administrative Agent is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Administrative Agent may deem required or appropriate in the event of sale or disposition of such Disposition Proceeds Collateral. Each Grantor understands that the Administrative Agent may in its sole discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for such Disposition Proceeds Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Each Grantor agrees (A) that in the event the Administrative Agent shall so sell such Disposition Proceeds Collateral, or any portion thereof, at such private sale or sales, the Administrative Agent shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by the Administrative Agent in obtaining such advice to be paid by the Grantors as an expense related to the exercise by the Administrative Agent of its rights hereunder), and (B) that such reliance shall be conclusive evidence that the Administrative Agent handled such matter in a commercially reasonable manner. No Revolving Secured Party shall be under any obligation to take any steps to permit such Disposition Proceeds Collateral to be sold at a public sale or to delay a sale to permit the Escrow Subsidiaries to register such Disposition Proceeds Collateral for public sale under the Securities Act of 1933 or applicable state securities law. In ease of any sale by the Administrative Agent of the Disposition Proceeds Collateral on credit or for future delivery, the Disposition Proceeds Collateral sold may be retained by the Administrative Agent until the selling price is paid by the purchaser, but the Administrative Agent shall incur no liability in case of failure of the purchaser to take up and pay for the Disposition Proceeds Collateral so sold. In case of any such failure, such Disposition Proceeds Collateral so sold may be again similarly sold. In connection with the sale of the Disposition Proceeds Collateral, the Administrative Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Administrative Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Administrative Agent shall be deemed not to be “commercially reasonable” because so made. In no event, however, shall the Administrative Agent or any Revolving Secured Party have any right to sell, foreclose upon, or compel the sale of, any Escrowed Shares.
          (d) Other Rights After an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, at its election, may with respect to all Disposition Proceeds Collateral exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of North Carolina or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, under the Revolving Credit Agreement, the Notes, under the other Loan Documents, at law, in equity or otherwise.
          (e) Application of Proceeds. Any and all Disposition Proceeds Collateral including cash proceeds and the proceeds from the disposition as hereinabove provided of Disposition Proceeds Collateral received by Lenders or any part thereof shall be applied as provided in Section 8.03 of the Revolving Credit Agreement.
     4.6 Right to File as Financing Statement. The Administrative Agent shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Administrative Agent to do so shall not impair the validity or enforceability of this Agreement or the Security Interest.

     4.7 Restricted Disposition Shares; No Control by Administrative Agent or Lenders.
          (a) Notwithstanding anything herein or in any other Loan Document to the contrary, the Administrative Agent shall not have, or be deemed to have, a security interest in any Restricted Disposition Proceeds or the Escrowed Shares, but the Administrative Agent shall have, and is hereby granted, a security interest in Disposition Proceeds Collateral (the “Subsequent Proceeds”) of Restricted Disposition Proceeds so long as such Subsequent Proceeds are not themselves Restricted Disposition Proceeds. Any Restricted Disposition Proceeds delivered to the Administrative Agent to be held in escrow by the Administrative Agent and will be deemed to be Escrowed Shares for purposes of this Agreement.
          (b) Notwithstanding anything herein or in any other Loan Document to the contrary, this Agreement, the Revolving Credit Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby, do not and will not, constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of any of the Escrow Subsidiaries by the Administrative Agent or any Revolving Secured Party, or control, affirmative or negative, direct or indirect, by the Administrative Agent or any Revolving Secured Party over the management or any other aspect of the day-to-day operation of the Escrow Subsidiaries, which ownership and control remains exclusively and at all times in each of the Escrow Subsidiaries.
     4.8 Agreement to Supplement. Each Grantor acknowledges and agrees that this Agreement shall be amended and supplemented from time to time to specifically include a description of all Escrowed Shares subject hereto subsequent to the date hereof, and the Administrative Agent shall be entitled to supplement Schedule I from time to time, without any action or joinder of the Grantors to reflect the addition of all such additional Escrowed Shares. The Administrative Agent shall have a valid first priority security interest in all additional Disposition Proceeds which come into existence after the date hereof, whether or not reflected on a supplement to Schedule I. The Grantor hereby agrees to execute, deliver and cause the filing of all stock powers, financing statements and other documents and to take such further action as deemed necessary in the Administrative Agent’s reasonable discretion with respect to each such additional Escrowed Shares and Disposition Proceeds to ensure each Grantor’s compliance hereunder with respect thereto.
     4.9 Reinstatement. The granting of a security interest in the Disposition Proceeds Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Revolving Secured Party or is repaid by any Revolving Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 4.9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

     4.10 Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Revolving Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust the Disposition Proceeds Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Revolving Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Revolving Secured Parties. Each Grantor authorizes each Revolving Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Disposition Proceeds Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Disposition Proceeds Collateral herein described or any part thereof or any such other security; and (ii) apply such Disposition Proceeds Collateral or other security and direct the order or manner of sale thereof as such Revolving Secured Party or obligee in its discretion may determine.
     The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Disposition Proceeds Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Disposition Proceeds Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
     4.11 Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Revolving Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.
     4.12 Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Revolving Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Revolving Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Revolving Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Revolving Credit Agreement.
     4.13 Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Revolving Secured Parties, to make releases

(whether in whole or in part) of all or any part of the Disposition Proceeds Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Disposition Proceeds conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Disposition Proceeds held by the Administrative Agent, for the benefit of the Revolving Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Disposition Proceeds shall be subjected to the remedies provided in this Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.
     4.14 Entire Agreement. This Agreement and each Joinder Agreement, together with the Revolving Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Revolving Credit Agreement.
     4.15 Reliance. Each Grantor hereby consents and agrees that all Persons shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Revolving Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Disposition Proceeds, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any Persons.
     4.16 Binding Agreement; Assignment. This Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement, any Joinder Agreement or any interest herein or therein or in the Disposition Proceeds, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Disposition Proceeds, or any part thereof, or any cash or property held by the Administrative Agent as the Disposition Proceeds under this Agreement. Without limiting the generality of the foregoing sentence of this Section 4.16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Revolving Credit Agreement (to the extent permitted by the Revolving Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Revolving Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the

Revolving Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
     4.17 Related Swap Contracts. All obligations of any Grantor under or in respect of Related Swap Contracts and Secured Cash Management Arrangements (which are not prohibited under the terms of the Revolving Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract or Secured Cash Management Arrangement shall be deemed to be a Revolving Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Revolving Credit Agreement.
     No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Disposition Proceeds (including the release or impairment of any Disposition Proceeds) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provisions of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under Related Swap Contracts or Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of such Obligations, together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender. Each Revolving Secured Party not a party to the Revolving Credit Agreement who obtains the benefit of this Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Revolving Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Revolving Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Revolving Credit Agreement.
     4.18 Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     4.19 Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 4.19, the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Agreement.
     4.20 Termination. Subject to the provisions of Section 4.9, this Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Administrative Agent shall, at the sole expense of the Grantors, promptly deliver to the Grantors the Escrowed Shares, all other certificated Restricted Equity Interests and the Disposition Proceeds Collateral and take such actions at the request of the Grantors as may be necessary to effect the same.
     4.21 Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor hereunder, at the address of the Company indicated in Schedule 10.02 of the Revolving Credit Agreement, (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 10.02 of the Revolving Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Revolving Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
     4.22 Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement who is identified therein as a “Grantor” (as such term is defined in this Agreement) shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder to the extent required pursuant to such Joinder Agreement as a Grantor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Revolving Secured Parties all Disposition Proceeds which it has at its applicable date of execution of its respective Joinder Agreement or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Agreement shall be deemed to include such Person as a Grantor hereunder. Each such Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each such Joinder Agreement.
     4.23 Rules of Interpretation. The rules of interpretation contained in Sections 1.03 and 1.06 of the Revolving Credit Agreement shall be applicable to this Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.
     4.24 Governing Law; Waivers.
          (a) THIS AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
          (b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT

OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
          (c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH GRANTOR PROVIDED IN SECTION 4.21 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.
          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY GRANTOR OR ANY OF SUCH GRANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.
          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
          (f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT

HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.
     4.25 Amendment and Restatement. The parties hereto agree that the Existing Escrow and Security Agreement is hereby amended and restated in this Escrow and Security Agreement, and this Escrow and Security Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Escrow and Security Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Escrow and Security Agreement shall continue in effect on the terms hereof.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

GRANTORS:

SONIC AUTOMOTIVE, INC.

By:	\David P. Cosper\

Name:	David P. Cosper
Title:	Vice Chairman and Chief Financial Officer

FAA HOLDING CORP.
FIRSTAMERICA AUTOMOTIVE, INC.
L DEALERSHIP GROUP, INC.
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI FL HC2, INC.
SAI FL HC4, INC.
SAI MD HC1, INC.
SAI OK HC1, INC.
SAI TN HC3, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC OF TEXAS, INC.

By:	\David P. Cosper\

Name:	David P. Cosper
Title:	Vice President and Treasurer

SAI GEORGIA, LLC

By:	SONIC AUTOMOTIVE OF NEVADA, INC.,
as Sole Member

	By:	\David P. Cosper\

	Name:	David P. Cosper
	Title:	Vice President and Treasurer
SECOND AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	\Anne M. Zeschke\
Name:	Anne M. Zeschke
Title:	Vice President
SECOND AMENDED AND RESTATED ESCROW AND SECURITY AGREEMENT
Signature Page

SCHEDULE I
Escrowed Shares

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
FAA Holding Corp.	1. FAA Las Vegas H, Inc.	Common Stock	10,000	2

	Nevada
	Corporation
	C13186-1999

FAA Holding Corp.	2. Kramer Motors Incorporated	Common Stock	250	10

	California
	Corporation
	C0392185

FirstAmerica Automotive, Inc.	3. FAA Beverly Hills, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2069519

FirstAmerica Automotive, Inc.	4. FAA Concord H, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2004304

FirstAmerica Automotive, Inc.	5. FAA Concord T, Inc.	Common Stock	1,000	5

	California
	Corporation
	C0613543

FirstAmerica Automotive, Inc.	6. FAA Poway H, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2006230

Schedule I – Page 1

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
FirstAmerica Automotive, Inc.	7. FAA San Bruno, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2004303

FirstAmerica Automotive, Inc.	8. FAA Serramonte, Inc.	Common Stock	10,000	3

	California
	Corporation
	C2004221

FirstAmerica Automotive, Inc.	9. FAA Serramonte H, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2069465

FirstAmerica Automotive, Inc.	10. FAA Serramonte L, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2004222

FirstAmerica Automotive, Inc.	11. FAA Stevens Creek, Inc.	Common Stock	10,000	2

	California
	Corporation
	C2004216

L Dealership Group, Inc.	12. Franciscan Motors, Inc.	Common Stock	700,000	10

	California
	Corporation
	C1532758

L Dealership Group, Inc.	13. Santa Clara Imported Cars, Inc.	Common Stock	1,082	10

	California
	Corporation
	C0587296

Schedule I – Page 2

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
L Dealership Group, Inc.	14. Sonic — Stevens Creek B, Inc.	Common Stock	300,000	10

	California
	Corporation
	C0723787

L Dealership Group, Inc.	15. Windward, Inc.	Common Stock	140,500	10

	Hawaii
	Corporation
	41788D1FPD

SAI AL HC1, Inc.	16. SAI Montgomery B, LLC	LLC Interest	100.00%	N/A

	Alabama
	Limited Liability Company
	428-746

SAI AL HC2, Inc.	17. SAI Irondale Imports, LLC	Common Stock	100.00%	N/A

	Alabama
	Limited Liability Company
	428-744

SAI AL HC2, Inc.	18. SAI Irondale L, LLC	LLC Interest	100.00%	N/A

	Alabama
	Limited Liability Company
	662-073

SAI FL HC2, Inc.	19. SAI Clearwater T, LLC	LLC Interest	100.00%	N/A

	Florida
	Limited Liability Company
	L08000116713

SAI FL HC2, Inc.	20. SAI Fort Myers B, LLC	LLC Interest	100.00%	N/A

	Florida
	Limited Liability Company
	L08000116712

Schedule I – Page 3

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
SAI FL HC4, Inc.	21. SAI Fort Myers H, LLC	LLC Interest	100.00%	N/A

	Florida
	Limited Liability Company
	L08000116710

SAI MD HC1, Inc.	22. SAI Rockville L, LLC	LLC Interest	100.00%	N/A

	Maryland
	Limited Liability Company
	W12791083

SAI OK HC1, Inc.	23. SAI Atlanta B, LLC	LLC Interest	100.00%	N/A

	Georgia
	Limited Liability Company
	08083814

SAI OK HC1, Inc.	24. SAI Oklahoma City — H, LLC	LLC Interest	100.00%	N/A

	Oklahoma
	Limited Liability Company
	3512215666

SAI OK HC1, Inc.	25. SAI Oklahoma City T, LLC	LLC Interest	100.00%	N/A

	Oklahoma
	Limited Liability Company
	3512215664

SAI OK HC1, Inc.	26. SAI Tulsa T, LLC	LLC Interest	100.00%	N/A

	Oklahoma
	Limited Liability Company
	3512215671

SAI TN HC3, LLC	27. SAI Nashville H, LLC	LLC Interest	100.00%	N/A

	Tennessee
	Limited Liability Company
	0336180

Schedule I – Page 4

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
Sonic Automotive, Inc.	28. FirstAmerica Automotive, Inc.	Common Stock	100	2

	Delaware
	Corporation
	2761294

Sonic Automotive, Inc.	29. Marcus David Corporation	Common Stock	579,000	8

	North Carolina
	Corporation
	0272880

Sonic Automotive, Inc.	30. Ontario L, LLC	LLC Interest	100.00%	N/A

	California
	Limited Liability Company
	200330110050

Sonic Automotive, Inc.	31. SAI AL HC2, Inc.	Common Stock	100	1

	Alabama
	Corporation
	D/C 199-217

Sonic Automotive, Inc.	32. SAI Ann Arbor Imports, LLC	LLC Interest	100.00%	N/A

	Michigan
	Limited Liability Company
	E15303

Sonic Automotive, Inc.	33. SAI Columbus T, LLC	LLC Interest	100.00%	N/A

	Ohio
	Limited Liability Company
	CP13128

Sonic Automotive, Inc.	34. SAI FL HC2, Inc.	Common Stock	100	2

	Florida
	Corporation
	P98000016038

Schedule I – Page 5

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
Sonic Automotive, Inc.	35. SAI Long Beach B, Inc.	Common Stock	100	1

	California
	Corporation
	C2998588

Sonic Automotive, Inc.	36. SAI MD HC1, Inc.	Common Stock	100	2

	Maryland
	Corporation
	D05310776

Sonic Automotive, Inc.	37. SAI Monrovia B, Inc.	Common Stock	100	1

	California
	Corporation
	C2979304

Sonic Automotive, Inc.	38. Sonic Automotive of Nevada, Inc.	Common Stock	1,000	1

	Nevada
	Corporation
	C18014-1997

Sonic Automotive, Inc.	39. Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	Common Stock	100	1

	South Carolina
	Corporation

Sonic Automotive, Inc.	40. Sonic Automotive — 9103 E. Independence, NC, LLC	LLC Interest	100.00%	N/A

	North Carolina
	Limited Liability Company
	0470751

Sonic Automotive, Inc.	41. Sonic—Buena Park H, Inc.	Common Stock	100	1

	California
	Corporation
	C2356456

Schedule I – Page 6

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
Sonic Automotive, Inc.	42. Sonic—Calabasas A, Inc.	Common Stock	100	1

	California
	Corporation
	C2413759

Sonic Automotive, Inc.	43. Sonic — Denver T, Inc.	Common Stock	100	1

	Colorado
	Corporation
	20021350687

Sonic Automotive, Inc.	44. Sonic — Harbor City H, Inc.	Common Stock	100	1

	California
	Corporation
	C2356454

Sonic Automotive, Inc.	45. Sonic — Manhattan Fairfax, Inc.	Common Stock	100	1

	Virginia
	Corporation
	0521177-6

Sonic Automotive, Inc.	46. Sonic — Newsome of Florence, Inc.	Common Stock	100	1

	South Carolina
	Corporation

Sonic Automotive, Inc.	47. Sonic — Shottenkirk, Inc.	Common Stock	100	1

	Florida
	Corporation
	P99000043291

Sonic Automotive, Inc.	48. Sonic Tysons Corner H, Inc.	Common Stock	100	1

	Virginia
	Corporation
	0645231-2

Schedule I – Page 7

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
Sonic Automotive, Inc.	49. Sonic Tysons Corner Infiniti, Inc.	Common Stock	100	1

	Virginia
	Corporation
	0645232-0

SAI Georgia, LLC	50. Sonic — Stone Mountain T, L.P.	General Partner Interest	1.00%	N/A

Sonic Automotive of Nevada, Inc.	Georgia	Limited Partner	99.00%
	Limited Partnership	Interest
	0342795

Sonic Automotive of Nevada, Inc.	51. Sonic Automotive of Chattanooga, LLC	LLC Interest (Class A Units)	1	N/A

	Tennessee	LLC Interest
Sonic Automotive of Nevada, Inc.	Limited Liability Company 0336188	(Class B Units)	99

Sonic Automotive of Nevada, Inc.	52. Sonic Automotive of Nashville, LLC	LLC Interest (Class A Units)	1	N/A
	Tennessee
Sonic Automotive of Nevada, Inc.	Limited Liability Company 0336186	LLC Interest (Class B Units)	99

Sonic Automotive of Nevada, Inc.	53. Sonic — 2185 Chapman Rd., Chattanooga, LLC	LLC Interest (Class A Units)	1	N/A

	Tennessee
Sonic Automotive of Nevada, Inc.	Limited Liability Company 0366281	LLC Interest (Class B Units)	99

Schedule I – Page 8

		Type of	No. of
Grantor	Escrow Subsidiaries	Shares	Shares	Cert. No.(S)
Sonic of Texas, Inc.	54. Philpott Motors, Ltd.	General Partner Interest	1.00%	N/A

	Texas
	Limited Partnership	Limited Partner	99.00%
Sonic Automotive of Nevada, Inc.	12223010	Interest

Sonic of Texas, Inc.	55. Sonic — Fort Worth T, L.P.	General Partner Interest	1.00%	N/A

	Texas
	Limited Partnership	Limited Partner	99.00%
Sonic Automotive of Nevada, Inc.	13920710	Interest

Sonic of Texas, Inc.	56. Sonic — Lute Riley, L.P.	General Partner Interest	1.00%	N/A

	Texas
Sonic Automotive of Nevada, Inc.	Limited Partnership 11869810	Limited Partner Interest	99.00%

Sonic of Texas, Inc.	57. Sonic Momentum B, L.P.	General Partner Interest	1.00%	N/A

	Texas
	Limited Partnership	Limited Partner	99.00%
Sonic Automotive of Nevada, Inc.	800235477	Interest

Sonic Automotive, Inc.	58. SAI OK HC1, Inc.	Common Stock	100	2

	Oklahoma
Sonic Automotive of Nevada, Inc.	Corporation	Common Stock	297	3
	1900632183

SAI Georgia, LLC		Common Stock	3	4

Schedule I – Page 9